UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: February 19, 2013

(Date of earliest event reported)

Markel Corporation

(Exact name of registrant as specified in its charter)

Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway

Glen Allen, Virginia 23060-6148

(804) 747-0136

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of Directors

Under Section 1.5 of the Agreement and Plan of Merger between Alterra Capital Holdings Limited (Alterra), Markel Corporation (the Registrant) and Commonwealth Merger Subsidiary Limited (Merger Sub), previously reported on Form 8-K with the Securities and Exchange Commission on December 19, 2012, the Registrant agreed to increase the size of its Board of Directors and add two new directors designated by Alterra and approved by the Registrant’s Nominating/Corporate Governance Committee. On February 19, 2013, the Nominating/Corporate Governance Committee and the Board of Directors of the Registrant approved the increase of the number of directors of the Registrant to twelve and the election of Michael O’Reilly and K. Bruce Connell (Alterra’s designees). The increase in the number of directors and election of Messrs. O’Reilly and Connell will occur only upon completion of the merger of Merger Sub into Alterra. The merger is subject to shareholder and regulatory approvals. Completion of the merger is expected to occur in the first half of 2013.

Mr. O’Reilly, age 68, is retired. He has been Chairman of the Board of Alterra since May 2010. Mr. O’Reilly served as the Chairman of the Board of Harbor Point Limited, a predecessor of Alterra, from March 2010 until May 2010 and was its Deputy Chairman from December 2005 to March 2010. From December 2002 to December 2008, he was Vice Chairman of The Chubb Corporation and from October 2002 to November 2008, he was its Chief Financial Officer, having held various positions in the investment department of that company from 1969 until he assumed the position of Chief Investment Officer in 1986.

Mr. Connell, age 60, is retired. He has served as Executive Vice President and Group Underwriting Officer of XL Capital Ltd., Chief Executive Officer of XL Financial Products and Services Ltd., Executive Vice President and Chief Underwriting Officer of XL Re Ltd. (Bermuda) and Chief Underwriting Officer of XL Europe Ltd. from 1990-2002. Mr. Connell has been a director of Alterra and its predecessors since 2007. From 1974 to 1990, he served in various underwriting positions at Royal Assurance Zurich, General Re Corporation and Trenwick Group, Ltd.

No committee assignments have been made for Mr. O’Reilly or Mr. Connell.

Mr. O’Reilly and Mr. Connell will each participate in the Registrant’s compensation programs for non-employee directors. At present, each non-employee director is paid an annual fee of $40,000 and reimbursement of expenses incurred in connection with attending board meetings, and receives an annual grant of approximately $80,000 in restricted stock.

(e)	Payouts for 2012 Performance

On February 19, 2013, after considering overall performance for 2012, and taking into account competitive considerations, equity of compensation between executive officers and other members of the Registrant’s management, and the incentive opportunities that had been available to named executive officers since 2008, the Compensation Committee of the Registrant approved discretionary incentive payouts for 2012 for named executive officers subject to the five-year performance period ending December 31, 2012, in addition to the 40% payout that would have been available to such executive officers based on compound growth in book value over that period. The discretionary payouts resulted in aggregate cash incentive payments to Alan I. Kirshner (Chairman of the Board and Chief Executive Officer), Steven A. Markel (Vice Chairman), Thomas S. Gayner (President and Chief Investment Officer), Richard R. Whitt, III (President and Co-Chief Operating Officer) and Anne G. Waleski (Chief Financial Officer) of 100% of base salary and aggregate awards of restricted stock units to Messrs. Kirshner, Gayner and Whitt and Ms. Waleski of 100% of base salary. F. Michael Crowley (President and Co-Chief Operating Officer) received 100% of base salary both in cash and restricted stock units based on performance against target for the four-year period ending December 31, 2012. Among the performance factors taken into account by the Committee in deciding to make the discretionary awards were the Registrant’s underwriting combined ratio for 2012; the fact that key operating performance measures exceeded budget and prior year by substantial margins; investment performance versus general market conditions; accomplishment of numerous qualitative goals relating to acquisitions, expense management and information technology; consistent growth in book value per share over the past four years; and reaching $500 million of comprehensive income to shareholders for 2012.

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INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

This filing includes statements about future economic performance, finances, expectations, plans and prospects of Markel Corporation (Markel) and Alterra Capital Holdings Limited (Alterra), both individually and on a combined basis, that are forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. There are risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding factors affecting future results of Markel and Alterra, please refer to their respective Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Reports on Form 10-Q and other documents filed by Alterra and Markel since March 1, 2012 with the Securities Exchange Commission (SEC). These documents are also available free of charge, in the case of Markel, by directing a request to Bruce Kay, Investor Relations, at 804-747-0136 and in the case of Alterra, by directing a request to Alterra through Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800. Neither Markel nor Alterra undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This filing contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about Markel’s and Alterra’s beliefs, plans or expectations, are forward-looking statements. These statements are based on Markel’s or Alterra’s current plans, estimates and expectations. Some forward-looking statements may be identified by use of terms such as “believe,” “anticipate,” “intend,” “expect,” “project,” “plan,” “may,” “should,” “could,” “will,” “estimate,” “predict,” “potential,” “continue,” and similar words, terms or statements of a future or forward-looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this filing should not be considered as a representation by Markel, Alterra or any other person that Markel’s or Alterra’s objectives or plans, both individually and on a combined basis, will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (b) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (c) the failure of any of the loss limitation methods the parties employ; (d) any adverse change in financial ratings of either company or their subsidiaries; (e) the effect of competition on market trends and pricing; (f) cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (g) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere; and (h) other factors set forth in Markel’s and Alterra’s recent reports on Form 10-K, Form 10-Q and other documents filed with the SEC by Markel and Alterra.

* * * * *

Risks and uncertainties relating to the proposed transaction include the risks that: (1) the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; (2) the anticipated benefits of the transaction will not be realized or the parties may experience difficulties in successfully integrating the two companies; (3) the parties may not be able to retain key personnel; (4) the conditions to the closing of the proposed merger may not be satisfied or waived; (5) the outcome of any legal proceedings to the extent initiated against Markel or Alterra or its respective directors and officers following the announcement of the proposed merger is uncertain; (6) the acquisition may involve unexpected costs; and (7) the businesses may suffer as a result of uncertainty surrounding the acquisition. These risks, as well as other risks of the combined company and its subsidiaries may be different from what the companies expect, or have previously experienced, and each party’s management may respond differently to any of the aforementioned factors. These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus of Markel and Alterra that has been filed with the SEC. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made.

ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER AND WHERE TO FIND IT:

This filing relates to a proposed merger between Markel and Alterra. On December 27, 2012, Markel filed with the SEC a registration statement on Form S-4, and on January 18, 2013, Markel and Alterra each filed the definitive joint proxy statement/prospectus which was supplemented on February 15, 2013. This filing is not a substitute for the definitive joint proxy statement/prospectus or any other document that Markel or Alterra filed or may file with the SEC or send to its shareholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER, INCLUDING SUPPLEMENT NO. 1 TO DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS FILED WITH THE SEC BY ALTERRA ON FEBRUARY 15, 2013. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov) or, in the case of Markel, by directing a request to Bruce Kay, Investor Relations, at 804-747-0136 and, in the case of Alterra, by directing a request to Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800.

PARTICIPANTS IN THE SOLICITATION:

Markel and Alterra and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies from both Markel’s and Alterra’s shareholders in favor of the proposed transaction. Information about Markel’s directors and executive officers and their ownership of Markel common stock is available in the proxy statement dated March 16, 2012 for Markel’s 2012 annual meeting of shareholders. Information about Alterra’s directors and executive officers and their ownership in Alterra common stock is available in the proxy statement dated March 26, 2012 for Alterra’s 2012 annual general meeting of shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKEL CORPORATION

Date: February 25, 2013	By:	/s/ D. Michael Jones
	Name:	D. Michael Jones
	Title:	General Counsel